LDR Real Estate Value-Opportunity Fund

INSTITUTIONAL SHARES (Ticker: HLRRX)

PLATFORM SHARES (Ticker: HLPPX)

Z SHARES (Ticker: HLZZX)

(the “Fund”)

A series of World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

Supplement dated June 6, 2025

to the Prospectus and Statement of Additional Information

dated May 1, 2025

On April 11, 2025, the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) met to consider a number of proposals affecting the Fund. First, the Board considered a proposal to approve the reorganization of the Altegris/AACA Opportunistic Real Estate Fund (the “Target Fund”), a series of the Northern Lights Fund Trust (“NLFT”), into the Fund (the “Reorganization”). The board of trustees of NLFT approved the Reorganization, subject to shareholder approval, on May 20, 2025. If the Reorganization is approved by shareholders of the Target Fund, it is anticipated that the closing of the Reorganization would occur on August 22, 2025. LDR Capital Management, LLC (“LDR”), the investment adviser to the Fund, believes that the Reorganization will increase the net assets of the Fund significantly and would benefit shareholders for a number of reasons, including an anticipated lower expense ratio for the Fund as a result of the larger asset base. In conjunction with, and contingent on the approval of the Reorganization by shareholders of the Target Fund, LDR has also proposed to the Board, and the Board has approved certain other measures related to the Fund. First, the Board has approved the appointment of American Asset Capital Advisers, LLC (“AACA”) as a sub-adviser to the Fund. AACA currently serves as the sub-adviser to the Target Fund. Upon closing of the Reorganization and if approved by shareholders of the LDR Fund, AACA would serve as a sub-adviser to the Fund and one of the current portfolio managers of the Target Fund will join the existing portfolio management team of the Fund. It is important for you to know that your existing portfolio management team from LDR will continue to manage the Fund and that the portfolio manager from AACA will be a part of the Fund’s overall portfolio management team. LDR will continue to retain investment discretion for managing the Fund’s portfolio. Second, the Board has approved the institution of an expense limitation agreement for the Fund. If the Reorganization is approved, LDR will put in place an expense limitation agreement that will limit the expenses of the Fund to 1.55%, exclusive of certain standard carve-outs, including Rule 12b-1 fees. Third, although not contingent on the approval of the Reorganization, the Board also approved a proposal by LDR to apply for an exemptive order, which is commonly known as a manager of managers order (“Order”). The Order, if granted by the Securities and Exchange Commission, would, among other things, permit the Board and LDR to appoint and replace sub-advisers, enter into sub-advisory agreements, and materially amend and terminate sub-advisory agreements on behalf of the Fund without shareholder approval.

On or about June 30, 2025, the Trust anticipates the commencement of mailing of a proxy statement to shareholders of record of the Fund as of May 20, 2025. The proxy statement will provide you with more information about the measures described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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This supplement, the Fund’s Prospectus, and the Fund’s Statement of Additional Information provide the information a prospective investor should know about the Fund and should be retained for future reference. You may obtain each Prospectus or Statement of Additional Information without charge by emailing the Fund at mail@ccofva.com.